CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES
                    CDC NVEST TAX EXEMPT MONEY MARKET TRUST

Supplement dated May 11, 2001 to CDC Nvest Money Market Funds Prospectus for CDC
 Nvest Cash Management Trust - Money Market Series (Classes A, B and C) and CDC Nvest Tax Exempt Money Market Trust (Classes A and B) dated September 1, 2000 as supplemented October 30, 2000, November 21, 2000 and March 30, 2001 and CDC Nvest Money Market Funds Statement of Additional Information dated September 1,
                     2000 as supplemented October 31, 2000

Back Bay Advisors, L.P. ("Back Bay") recently announced that it will cease operations by the end of June 2001. Accordingly, on May 11, 2001, the Board of Trustees (the "Board") of CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "Trusts") approved Reich & Tang Asset Management LLC ("Reich & Tang") as the new subadviser for CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Funds"). An interim subadvisory agreement (the "Interim Agreement") and a new subadvisory agreement (the "New Subadvisory Agreement") among each Fund, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers"), the Fund's adviser, and Reich & Tang were approved by the Board. Each Fund's Interim Agreement will be effective as of the transition and will continue in effect for 150 days or, if earlier, until shareholders of each Fund approve a New Subadvisory Agreement. Under the Interim Agreement for each Fund, Reich & Tang is responsible for the day-to-day management of the Fund's investment operations subject to oversight by CDC IXIS Asset Management Advisers.

Notice of a special shareholder meeting and a proxy statement will be sent to shareholders of each Fund in August 2001 and the special shareholder meeting will be held in September 2001. The purposes of this meeting will be to vote on the approval of the New Subadvisory Agreement for each Fund and to approve changes to certain fundamental investment policies of the Funds. The New Subadvisory Agreement for each Fund will replace that Fund's Interim Agreement, effective upon the approval by that Fund's shareholders. In the event that a Fund's shareholders do not approve the New Subadvisory Agreement at the special shareholder meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of that Fund's investment portfolio.

                                    - Over -

                                                                      SP136-0501
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The annual subadvisory fee rates payable to Reich & Tang under the Interim
Agreement for each Fund are identical to those subadvisory fee rates previously payable to Back Bay to manage that same Fund.

Prospectus and SAI Changes
--------------------------
Following the effectiveness of the Interim Agreements, which is expected in June 2001, Reich & Tang will serve as subadviser to the Funds.

Reich & Tang, located at 600 Fifth Avenue, New York, NY 10020, serves as the subadviser to CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust. Reich & Tang is a subsidiary of CDC IXIS Asset Management North America, L.P. Reich & Tang, founded in 1974, manages approximately $13 billion in money market and short-term assets for institutions and investors as of March 31, 2001.

In managing the Funds, Reich & Tang employs the same investment strategies with the same related risks as those employed by Back Bay.